CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Rogers, President of California Investment Trust (the "Registrant"), certify, to the officer's knowledge, that:

1.	The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: Ocotber 30, 2009	/s/ Stephen C. Rogers
Stephen C. Rogers, President
(chief executive officer)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Christopher P. Browne, Treasurer of California Investment Trust (the "Registrant"), certify, to the officer's knowledge, that:

1.	The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: Ocotber 30, 2009	/s/ Christopher P. Browne
Christopher P. Browne, Treasurer
(chief financial officer)